UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

SideChannel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Main Street, Suite 405, Worcester, MA 01608

(Address of principal executive offices) (Zip Code)

(508) 925-0114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 22, 2026, SideChannel, Inc. (the “Company”) issued a press release announcing its upcoming 1-for-52 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

The Reverse Stock Split is expected to become effective at 4:00 p.m. ET on January 22, 2026, after the close of trading on the OTCQB, such that the Company’s common stock will begin trading on a post-Reverse Stock Split basis at market open on January 23, 2026.

At 4:00 p.m. ET on January 22, 2026, each 52 shares of issued and outstanding common stock (collectively, the “Pre-Split Common Stock”) will automatically, and without any action on the part of the holder thereof, be reclassified such that each 52 shares of Pre-Split Common Stock will become one share of common stock, with any resulting fractional shares common stock being rounded up to the nearest whole share of common stock. The Reverse Stock Split will not affect the authorized number of shares of common stock or the par value of the common stock.

As a result of the Reverse Stock Split, the number of outstanding shares of common stock will be reduced from approximately 231.2 million shares to approximately 4.4 million shares. The Company’s post-Reverse Stock Split common stock CUSIP number will be 17253H209.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on January 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SideChannel, Inc.

Date: January 22, 2026	By:	/s/ Brian Haugli
	Name:	Brian Haugli
	Title:	Chief Executive Officer